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                                                                    EXHIBIT 23.1



                  Consent of Independent Public Accountants

                                       Re: Racing Champions Corporation
                                           Form S-4 Registration Statement


     As independent public accountants, we hereby consent to the use of our reports dated February 10, 1998 and February 15, 1997 and to all references to our Firm included in or made a part of this Registration Statement.





/s/ Arthur Andersen LLP
Arthur Andersen LLP

Chicago, Illinois
April 23, 1998